Manufacturers Industrial Group
PO Box 439
Lexington, TN 38351
P: 731.967.0001

PURCHASE ORDER

Order Number: 4006857 Revision:
Order Date: 9/27/12 Page: 1
Effective Date:
Print Date: 9/27/12

Supplier: 51289
D & R Technology, Inc
7669 Kimbel Street
Mississagua, ON L5S 1A7

Ship to: MIG4
Manufacturers Industrial Group
1210 E Madison Ave
Athens, TN 37303

Payment Terms: NET 45 DAYS
FOB: ORIGIN

Ship Via:
Freight: COLLECT

Ship Via UPS Acct V4625F. Shipments over 150LB via USF Holland. Conway may be used if USF Holland is not available in your area.

Ln	Item Number / Description	Revision	Quantity	UM	Unit Price	UM	Ext Price
1	1578937 TUBE UPPER 40% PILOT HONDAR3 BACK		21000.00	EA	3.78000	EA	79380.00
2	1578975 TUBE FORMED UPPER L RR HONDA BACK 3 60% TUBE		21000.00	EA	3.78000	EA	79380.00
3	Temporary Tooling		1.00	EA	7200.00000	EA	7200.00

CURRENCY: US Dollar

TAX(NO TAX):

TOTAL: 165960.00

[signature]
BY AUTHORIZING SIGNATURE

All packing slips/invoices must contain this PO number and if applicable, the Project number.
For full PO terms and conditions please visit http://www.migllc.com/partners.html

[signature] 9/27/12